Exhibit 25

                 SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C.  20549
                           _______________

                              FORM T-1
                 STATEMENT OF ELIGIBILITY UNDER THE
            TRUST INDENTURE ACT OF 1939 OF A CORPORATION
                    DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE
                    PURSUANT TO SECTION 305(b)(2)
                           _______________

                   HAWAIIAN TRUST COMPANY, LIMITED
         (Exact name of trustee as specified in its charter)

                             99-0040710
                (I.R.S. employer identification no.)

                        111 South King Street
                       Honolulu, Hawaii 96813
              (Address of principal executive offices)
                    _____________________________

                          Jerelyn A. Brown
                   Hawaiian Trust Company, Limited
                    Corporate Trust, Fifth Floor
                        111 South King Street
                       Honolulu, Hawaii 96813
                           (808) 538-4487
      (Name, Address and telephone number of agent for service)
                           _______________


             GTE HAWAIIAN TELEPHONE COMPANY INCORPORATED
         (Exact name of obligor as specified in its charter)


                    Hawaii                            99-0049500
       (State or other jurisdiction of              (IRS
employer
        incorporation or organization)            identification
no.)


             GTE Hawaiian Telephone Company Incorporated
                         1177 Bishop Street
                       Honolulu, Hawaii 96813
                           (808) 546-3000


      (Name, address, including zip code, and telephone number,
         including area code, of principal executive office)
             __________________________________________

                             Debentures
                 (Title of the indenture securities)

  ________________________________________________________________


                                 -2-



1.  General information.

    Furnish the following information as to the trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

         Federal Deposit Insurance Corporation
         25 Ecker Street, Suite 2300
         San Francisco, CA  94105

         Department of Commerce and Consumer Affairs
         Financial Institutions Division
         1010 Richards Street
         Honolulu, HI  96813

    (b) Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

16.  List of Exhibits.

     List below all exhibits filed as a part of this statement of eligibility.

     (1) A copy of the Articles of Association of the trustee as now in effect.  (See Exhibit 1 to Form T-1, Exhibit 28 to
Registration
          No. 33-37837, which is incorporated herein by reference.)

     (2)  A copy of the By-Laws of the trustee as now in effect.
(See
          Exhibit 2 to Form T-1, Exhibit 29 to Registration No.
33-37837,
          which is incorporated herein by reference.)

     (3) The consent of the trustee required by Section 321(b) of the Trust
          Indenture Act of 1939.

     (4) A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.



                                 -3-


                              SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939 the trustee, Hawaiian Trust Company, Limited, a corporation with trust powers duly organized and existing under the laws of the State of Hawaii, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City and County of Honolulu and the State of Hawaii, on the 16th day of February, 1995.


                              HAWAIIAN TRUST COMPANY, LIMITED





                              By: JERELYN A. BROWN
                                _____________________
                                  Jerelyn A. Brown
                                  Vice President




                              By: JOHANNA K. TOKUNAGA
                                _____________________
                                  Johanna K. Tokunaga
                                  Trust Officer
                                 -4-



                        EXHIBIT 3 TO FORM T-1

                         CONSENT OF TRUSTEE


     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939 in connection with the proposed issuance of GTE Hawaiian Telephone Company Incorporated Debentures, Hawaiian Trust Company, Limited hereby consents that reports of examinations by Federal, State, Territorial or District Authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefor.


                              HAWAIIAN TRUST COMPANY, LIMITED





                              By: JERELYN A. BROWN
                                _____________________
                                  Jerelyn A. Brown
                                  Vice President




                              By: JOHANNA K. TOKUNAGA
                                _____________________
                                  Johanna K. Tokunaga
                                  Trust Officer
                                 -5-


                        EXHIBIT 4 TO FORM T-1


                           State of Hawaii

                   Department of Consumer Affairs

                              Honolulu



                    CERTIFICATE OF GOOD STANDING



I, the undersigned Director of Commerce and Consumer Affairs of the State of Hawaii, do hereby certify that according to the records of this Department

HAWAIIAN TRUST COMPANY, LIMITED

was incorporated under the laws of Hawaii on 08/10/1898; that it is an existing corporation in good standing, and is duly authorized to transact business.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the Department of Commerce and Consumer Affairs, at Honolulu, Hawaii.

Dated:  11/29/1994



By /S/
   _________________________________________
   Director of Commerce and Consumer Affairs





By /S/
   _________________________________________
   Commissioner of Securities


















H:S-3:127